PennMutual

Individual Variable Annuity Application
Advisory Product – COMPACT

## 1. Product Name (Contract Minimums)

**Variable Deferred Annuity (VA)**

☐ Smart Foundation Advisory VA ($2,000/$1,000 Qualified)

## 2. Owner

______________________________ ☐ Male ☐ Female ☐ Trust/Entity
Name (First, Middle, Last or Trust/Entity)

___/___/______ ______________________
Date of Birth (mm/dd/yyyy) Social Security/Tax ID #

______________________________ ______________________________
Street Address City State Zip

☐ US Citizen ☐ Resident Alien

**Joint Owner** (Optional - Not Available for Entity-Owned or Qualified Annuities)

______________________________ ☐ Male ☐ Female
Name (First, Middle, Last)

___/___/______ ______________________
Date of Birth (mm/dd/yyyy) Social Security/Tax ID #

______________________________ ______________________________
Street Address City State Zip

☐ US Citizen ☐ Resident Alien Relationship to Owner: ☐ Spouse ☐ Other__________

## 3. Annuitant - This section should be completed if Annuitant is different from Owner.

______________________________ ☐ Male ☐ Female
Name (First, Middle, Last)

___/___/______ ______________________
Date of Birth (mm/dd/yyyy) Social Security/Tax ID #

______________________________ ______________________________
Street Address City State Zip

☐ US Citizen ☐ Resident Alien Relationship to Owner: ☐ Spouse ☐ Other__________

**☐ Joint Annuitant ☐ Contingent Annuitant Same as: ☐ Owner ☐ Joint Owner**
(Please reference the Annuity Application Instructions for eligibility.)

______________________________ ☐ Male ☐ Female
Name (First, Middle, Last)

___/___/______ ______________________
Date of Birth (mm/dd/yyyy) Social Security/Tax ID #

______________________________ ______________________________
Street Address City State Zip

☐ US Citizen ☐ Resident Alien Relationship to Owner: ☐ Spouse ☐ Other__________

PM1600COM-FB
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**The Penn Mutual Life Insurance Company**
Philadelphia, PA 19172, www.pennmutual.com
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Rev. 11/16

## 4. Employer Sponsored Retirement Plans

**Existing plan?** ☐ Yes ☐ No

Name of Existing Plan or Plan # ____________ Amount to be Billed $ ____________

**New Plan** – Complete if payor is different than the Owner Billing Requested ☐ Yes ☐ No

Plan Name ____________ Attention ____________

Street Address ____________ City, State, Zip ____________

## 5. Beneficiaries - If a beneficiary is not selected, the estate of the owner will be the beneficiary. Contingent beneficiaries receive proceeds only if all primary beneficiaries pre-decease the owners and any surviving owner will be the sole primary beneficiary regardless of the designation below. If Jointly Owned, both Owners must be named primary beneficiaries.

**Beneficiary #1 - Primary** ☐ Male ☐ Female

Name (First, Middle, Last or Trust/Entity) ____________ Relationship to Owner ____________

/ / Date of Birth (mm/dd/yyyy) ____________ Social Security / Tax ID# ____________ % of Proceeds (use whole percentages) ____________

**Beneficiary #2** ☐ Primary ☐ Contingent ☐ Male ☐ Female

Name (First, Middle, Last or Trust/Entity) ____________ Relationship to Owner ____________

/ / Date of Birth (mm/dd/yyyy) ____________ Social Security / Tax ID# ____________ % of Proceeds (use whole percentages) ____________

**Beneficiary #3** ☐ Primary ☐ Contingent ☐ Male ☐ Female

Name (First, Middle, Last or Trust/Entity) ____________ Relationship to Owner ____________

/ / Date of Birth (mm/dd/yyyy) ____________ Social Security / Tax ID# ____________ % of Proceeds (use whole percentages) ____________

**Beneficiary #4** ☐ Primary ☐ Contingent ☐ Male ☐ Female

Name (First, Middle, Last or Trust/Entity) ____________ Relationship to Owner ____________

/ / Date of Birth (mm/dd/yyyy) ____________ Social Security / Tax ID# ____________ % of Proceeds (use whole percentages) ____________

*To name additional beneficiaries please use the space provided in Section 10 or enclose a signed and dated letter.*

## 6. Type of Contract Being Requested (Complete A or B)

### A. Non-Qualified Registration:

☐ Individual ☐ Trust ☐ Entity

*Trusts must provide a copy of the trust document. Corporations must provide a copy of the corporate resolution.*

### B. Qualified Registration:

☐ Traditional IRA (tax year________) ☐ Roth IRA (tax year________) ☐ SEP IRA ☐ SIMPLE IRA

☐ Traditional Stretch IRA ☐ Roth Stretch IRA ☐ Custodial IRA

☐ Other____________

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## 6. Type of Contract Being Requested (continued)

### C. Funding

| Source | Payment | Institution Name | Current Value/ Premium Amount |
|---|---|---|---|
| Direct Payment | ☐ Check<br>☐ Wire | | $ |
| 1035 Exchange/Transfer | ☐ 1035 Exchange (Non Qualified)<br>☐ Transfer<br>☐ Rollover (please select one option below)<br>☐ I am requesting funds directly from Institution<br>☐ Penn Mutual is to request funds from Institution<br>Paperwork is included with the application | | $ |
| 1035 Exchange/Transfer | ☐ 1035 Exchange (Non Qualified)<br>☐ Transfer<br>☐ Rollover (please select one option below)<br>☐ I am requesting funds directly from Institution<br>☐ Penn Mutual is to request funds from Institution<br>Paperwork is included with the application | | $ |
| | | Total Investment | $ |

*To name any additional funding for this application, please use the space provided in Section 10 Remarks or enclose a signed and dated letter.*

## 7. Traditional / Roth Stretch IRAs

Deceased Name (First, Middle, Last or Trust/Entity)

Relationship to Deceased

/ /
Deceased Date of Death (mm/dd/yyyy)

/ /
Deceased Date of Birth (mm/dd/yyyy)

Deceased Social Security Number

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## 8. Optional Benefits

**When choosing an optional benefit below, please select either single or joint**

**Option A (may select one)**

☐ Guaranteed Growth and Income Benefit II ☐ Single ☐ Joint

☐ Guaranteed Growth and Income Benefit II ☐ Single ☐ Joint
with the Enhanced Death Benefit

**Option B**

☐ Guaranteed Minimum Accumulation Benefit
(Single Only: Not available with any other rider)

**Option C (may select one)**

☐ Inflation Protector Withdrawal Benefit ☐ Single ☐ Joint

☐ Inflation Protector Withdrawal Benefit ☐ Single ☐ Joint
with the Enhanced Death Benefit

**Option D**

☐ Enhanced Death Benefit ☐ Single ☐ Joint

If selecting a Joint Benefit, please indicate if Annuitant is Joint or Contingent in Section 3.

*If any optional benefit I have selected in this section cannot be added to the contract due to age restriction or state availability, I understand that the contract will be issued without the benefit.*

## 9. Investment Selection

### A. Automatic Asset Rebalancing (AAR) – Minimum Initial Deposit $10,000

☐ I elect to have the total of the assets in all funds automatically rebalanced on the last business day of each quarter into the funds selected in Column A, Section C.

***Dollar Cost Averaging and Automatic Asset Rebalancing cannot be on a contract at the same time.***

### B. Optional Dollar Cost Averaging Program (DCA) – Minimum Initial Deposit $10,000

Dollar Cost Averaging is an optional program which involves the systematic transfers of specific dollar amounts each month from a fixed investment to one or more investments listed below.

If you would like any portion of the initial payment to be allocated to the DCA program please complete both column A and B, Section C.

☐ I elect ______% to DCA from one of the following funds for a period of ______months (12 to 60) into the funds selected in Column B, Section C. ☐ Money Market ☐ Limited Maturity ☐ Quality Bond

☐ I elect DCA from one of the following accounts. Funds will transfer in equal monthly installments to the funds selected in Column B, Section C. ☐ 6-Month Fixed ☐ 12-Month Fixed

***Dollar Cost Averaging and Automatic Asset Rebalancing cannot be on a contract at the same time.***

*DCA transfers will occur on the 15th of each month after issue and will continue for the time period elected above. It will stop if Penn Mutual receives a request from the owner or the source funds have been depleted, and will resume if new funds are received.*

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9. Investment Selection (continued)

### C. Payment Allocation

Please specify how you would like your annuity premiums invested in Column A below. Allocations must be in whole percentages and must total 100%.

**Values and payments under this contract, when based on the Investment Experience of a Separate Account are variable. They may decrease or increase and are not guaranteed as to a fixed dollar amount.**

| | A. Initial | B. DCA |
|---|---|---|
| **Large Cap** | | |
| **Large Growth Stock**<br>T. Rowe Price Associates | ___% | ___% |
| **Large Core Growth**<br>Morgan Stanley Investment Management | ___% | ___% |
| **Large Cap Growth**<br>MFS Investment Management | ___% | ___% |
| **Large Core Value**<br>Eaton Vance Management | ___% | ___% |
| **Large Cap Value**<br>Loomis Sayles | ___% | ___% |
| **Mid Cap** | | |
| **Mid Cap Growth**<br>Ivy Investment Management | ___% | ___% |
| **Mid Cap Value**<br>Neuberger Berman Investment Advisers | ___% | ___% |
| **Mid Core Value**<br>American Century | ___% | ___% |
| **SMID Cap** | | |
| **SMID Cap Growth**<br>Goldman Sachs Asset Management | ___% | ___% |
| **SMID Cap Value**<br>AllianceBernstein | ___% | ___% |
| **Small Cap** | | |
| **Small Cap Growth**<br>Janus Capital Management | ___% | ___% |
| **Small Cap Value**<br>Goldman Sachs Asset Management | ___% | ___% |
| **Balanced** | | |
| **Flexibly Managed**<br>T. Rowe Price Associates | ___% | ___% |
| **Balanced**<br>Penn Mutual Asset Management, LLC | ___% | ___% |
| **Index** | | |
| **Index 500**<br>State Street Global Advisors | ___% | ___% |
| **Small Cap Index**<br>State Street Global Advisors | ___% | ___% |
| **Developed International Index**<br>State Street Global Advisors | ___% | ___% |

| | A. Initial | B. DCA |
|---|---|---|
| **Specialty** | | |
| **Real Estate Securities**<br>Cohen & Steers Capital Management | ___% | ___% |
| **International** | | |
| **International Equity**<br>Vontobel Asset Management | ___% | ___% |
| **Emerging Markets Equity**<br>Morgan Stanley Investment Management | ___% | ___% |
| **Fixed Income** | | |
| **Money Market**<br>Penn Mutual Asset Management, LLC | ___% | ___% |
| **Limited Maturity Bond**<br>Penn Mutual Asset Management, LLC | ___% | ___% |
| **Quality Bond**<br>Penn Mutual Asset Management, LLC | ___% | ___% |
| **High Yield Bond**<br>T. Rowe Price Associates | ___% | ___% |
| **LifeStyle Asset Allocation Funds**<br>Penn Mutual Asset Management, LLC | | |
| **Aggressive Allocation** | ___% | ___% |
| **Moderately Aggressive Allocation** | ___% | ___% |
| **Moderate Allocation** | ___% | ___% |
| **Moderately Conservative Allocation** | ___% | ___% |
| **Conservative Allocation** | ___% | ___% |
| **Fixed Funds**<br>The Penn Mutual Life Insurance Company | | |
| **3 year Fixed*** | ___% | |
| **5 year Fixed*** | ___% | |
| **7 year Fixed*** | ___% | |
| **6 Month Fixed (DCA only)** | ___% | |
| **12 Month Fixed (DCA only)** | ___% | |
| Total (must equal 100%) | ___% | ___% |

* Not available when the Guaranteed Growth and Income Benefit II, Inflation Protector Withdrawal Benefit, or Enhanced Death Benefit are elected.

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## 10. Remarks

## 11. Fraud Notices

Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.

## 12. Disclosures

**IRS Annuity Aggregation Rules**
Under IRS regulations, all deferred annuity contracts issued by the same insurance company to the same policyholder during a calendar year are treated as one annuity contract. Under the IRS aggregation rules, all amounts received from such annuities are aggregated for tax calculation and tax reporting purposes.

**Revenue Procedure 2011-38**
The IRS states that a partial 1035 exchange will be treated as tax-free unless deferred annuity withdrawals are taken within 180 days.

**Notice for Annuity Purchase in Qualified Plans**
The reasons for the purchase of a deferred annuity should not include tax deferral when the annuity is intended for use in a tax-qualified retirement plan such as a 401(a) or IRA. The tax deferral is already provided by the tax-qualified retirement plan. In these situations, the reasons for the purchase of an annuity should focus on other benefits, such as lifetime income payments, family protection through an enhanced death benefit, multiple fund managers and guaranteed fees.

**Trust or Entity-Owned Tax Reporting**
The Penn Mutual Life Insurance Company will not be responsible for any administration or tax reporting for any of the contracts that it issues for the Trust. The Plan Trustee will be responsible for all administration, including tax reporting, trust accounting calculation of trust distribution requirements, annual trust return filings, etc. The Trustee may, at their discretion, retain a qualified Third-Party Administrator (TPA) to perform administration and tax reporting.

**Deferred Annuity Contracts Owned by Non-Natural Entities**
Deferred annuity contracts owned by non-natural entities do not qualify for tax-deferred treatment of gains in the contract.

## 13. Replacement (This section must be completed)

Does the Owner or Annuitant have existing annuity or life insurance contracts? ☐ Yes ☐ No

If yes, and the state is an National Association of Insurance Commissioners (NAIC) state, you must complete the state replacement forms even if the contracts are not being replaced.

Will this contract replace (in whole or in part) any existing annuity or life insurance contract(s)? ☐ Yes ☐ No

If yes, list below each existing policy or contract you are replacing and complete the applicable state specific form(s).

| Company Name | Contract / Policy Number | Line of Business |
|---|---|---|
| | | |
| | | |
| | | |

Have you satisfied your RMD for all the contracts being transferred? ☐ Yes ☐ No ☐ N/A

If no, RMD must be satisfied prior to transfer.

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## 14. Acknowledgements and Signatures

I understand that this contract will not be issued until Penn Mutual has received the minimum payment required to open a contract.

I understand that unless I select an alternate date, variable and fixed deferred annuities will annuitize at age 95 (of the younger annuitant if a joint contract) or the maximum age allowed by the state of issue. Selection of an alternate date is not recommended for variable contracts that have elected an Optional Benefit.

**Alternate Annuitization Date** (mm/dd/yyyy) ______/______/________

I hereby represent that my understandings, statements and answers to all of the above sections are correct and true to the best of my knowledge and belief. By signing below, I understand that:

a) This annuity is a long term commitment to meet insurance needs and financial goals. The annuity applied for is suitable for my investment objectives and my financial situation and needs;

b) My signature certifies, under penalty of perjury:

1) The number shown in this application as my social security number or taxpayer identification number is correct; and

2) I am not subject to backup withholding because I have not been notified by the IRS that I am subject to backup withholding as a failure to report all interest or dividends and, or the IRS has notified me that I am no longer subject to backup withholding, or I am exempt from backup withholding.

By signing below, I acknowledge receipt of the disclosure (prospectus for variable annuity sales) and an annuity buyer's guide, if required by my state.

☐ Check this box if you are subject to backup withholding under section 3406(a)(1)(c) of the Internal Revenue Code.

**Signed at (City)** ______________________ **State** ______________

Sign **Owner Signature/Title** ______________________ **Date** (mm/dd/yyyy) ____/____/______

If signing on behalf of an entity, you must indicate official title / position within the entity;
if signing as a trustee for a trust, please provide the trustee designation.

Sign **Joint Owner Signature** ______________________ **Date** (mm/dd/yyyy) ____/____/______

Sign **Annuitant Signature** (if not an Owner) ______________________ **Date** (mm/dd/yyyy) ____/____/______

Sign **Joint / Contingent Annuitant** (if not an Owner) ______________________ **Date** (mm/dd/yyyy) ____/____/______

## 15. Mailing Instructions

Regular Mail Delivery
**The Penn Mutual Life Insurance Company**
Annuity New Business - C2L
P.O. Box 178
Philadelphia, PA 19105-0178

Overnight Service, Certified or Registered Mail Delivery
**The Penn Mutual Life Insurance Company**
Annuity New Business - C2L
600 Dresher Road
Horsham, PA 19044

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